UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2009


                              Shadow Marketing Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-52278                 26-1281852
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

17365 S.W. 13th Street, Pembroke Pines, FL                          33029
 (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 954-562-3017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 16, 2009, we dismissed Michael T Studer C.P.A., P.C. ("Studer") as our principal independent accountant, and concurrently engaged Dale Matheson Carr-Hilton LaBonte LLP as our principal independent accountant. The decision of our Board of Directors to dismiss Studer and to appoint DMCL was made because we are a reporting issuer in multiple jurisdictions and we wanted to retain a principal independent accountant that is able to render audit opinions in both jurisdictions.

Studer's reports on our financial statements for the two most recent fiscal years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ended June 30, 2009 and 2008, through to the date of its dismissal on September 16, 2009, there were no disagreements, resolved or not, with Studer on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreements, if not resolved to the satisfaction of Studer would have caused Studer to make reference to the subject matter of the disagreements in connection with its report.

During our two most recent fiscal years ended June 30, 2009 and 2008 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Studer with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this current report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Studer is filed as an exhibit to this Current Report on Form 8-K.

We did not consult with DMCL prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter. In addition, during such periods, we have not consulted with DMCL regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    16.1 Letter from Michael T Studer C.P.A., P.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHADOW MARKETING, INC.


By: /s/ Christopher Paterson
   --------------------------------------
   Christopher Paterson
   Secretary, Treasurer and Director

Date: September 22, 2009